EXHIBIT 99.2

JAMESTOWN INDEMNITY, LTD.

FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2007 AND 2006

JAMESTOWN INDEMNITY, LTD.

CONTENTS

Independent Auditors’ Report 1 Balance Sheets 2 Statements Of Earnings 3 Statements Of Changes In Shareholder’s Equity 4 Statements Of Cash Flows 5 Notes To The Financial Statements 6-8

INDEPENDENT AUDITORS’ REPORT

To the Shareholder of Jamestown Indemnity, Ltd.

We have audited the balance sheets of Jamestown Indemnity, Ltd. (the “Company”) as at December 31, 2007 and 2006 and the related statements of earnings, changes in shareholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jamestown Indemnity, Ltd. as at December 31, 2007 and 2006 and the results of its operations, changes in shareholder equity’s and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

This report, including the opinion, has been prepared for and only for the Company’s directors and shareholder as a body and for no other purpose. We do not, in giving this opinion, accept or assume responsibility for any other purpose or to any other person to whom this report is shown or into whose hands it may come except where expressly agreed by our prior consent in writing.

Grand Cayman, Cayman Islands

November 19, 2008

JAMESTOWN INDEMNITY, LTD.

BALANCE SHEETS

AS AT DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)
		2007		2006
	Note	US$		US$
ASSETS

Cash and cash equivalents			4,628,149		2,411,988
Restricted cash	3		5,000,000		5,000,000
Insurance balance receivable			819,500		––
Prepayments			10,919		11,466

Total Assets		US$	10,458,568	US$	7,423,454

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Accounts payable and accruals			37,138		39,750
Unearned premium reserve			819,500		787,000
Losses payable			62,029		78,911
Outstanding loss reserves	4		6,941,365		5,085,693

Total liabilities			7,860,032		5,991,354

SHAREHOLDER’S EQUITY

Share capital	5		250		250
Contributed surplus	7		765,000		765,000
Share premium	6		249,750		249,750
Retained earnings			1,583,536		417,100

Total shareholder’s equity			2,598,536		1,432,100

Total liabilities and shareholder’s equity		US$	10,458,568	US$	7,423,454

See accompanying notes to the financial statements.

JAMESTOWN INDEMNITY, LTD.

STATEMENTS OF EARNINGS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)
		2007	2006
	Note	US$	US$

UNDERWRITING INCOME
Premiums written		3,278,000	3,148,000
Movement in unearned premiums		(32,500)	13,000

Total underwriting income		3,245,500	3,161,000

UNDERWRITING EXPENSES
Claims paid and expenses	4	567,489	98,776
Change in outstanding loss reserves		1,855,672	2,764,665

	4	2,423,161	2,863,441

Net underwriting income		822,339	297,559

ADMINISTRATION EXPENSES
Management fees		35,000	35,000
Actuarial fees		18,934	43,765
Letter of credit charges		17,906	9,135
Audit fees		12,057	12,068
Government fees		9,750	9,354
Registered office fees		1,200	800
Bank charges		620	700
Communication expenses		518	661
Legal fees		––	3,985

		95,985	115,468

Bank interest income		440,082	198,391

NET PROFIT		1,166,436	380,482

See accompanying notes to the financial statements.

JAMESTOWN INDEMNITY, LTD.

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)
			Retained		Share		Contributed		Share
	Total		earnings		premium		surplus		capital
	US$		US$		US$		US$		US$

Balance as at December 31, 2005		801,618		36,618		249,750		515,000		250

Contributed surplus		250,000		––		––		250,000		––

Net profit for year		380,482		380,482		––		––		––

Balance as at December 31, 2006		1,432,100		417,100		249,750		765,000		250

Net profit for year		1,166,436		1,166,436		––		––		––

Balance as at December 31, 2007	US$	2,598,536	US$	1,583,536	US$	249,750	US$	765,000	US$	250

See accompanying notes to the financial statements.

JAMESTOWN INDEMNITY, LTD.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)	2007		2006
	US$		US$
Operating activities
Net profit		1,166,436		380,482

Adjustments to reconcile net income to net cash provided by operating activities:

Restricted cash		––		(2,500,000)
Insurance balance receivable		(819,500)		––
Prepayments		547		(2,356)
Accounts payable and accruals		(2,612)		29,250
Unearned premium reserve		32,500		(13,000)
Losses payable		(16,882)		78,655
Outstanding loss reserves		1,855,672		2,764,665

Cash provided by operating activities		2,216,161		737,696

Financing activities
Addition to contributed surplus		––		250,000

Cash provided by financing activities		––		250,000

Net increase in cash and cash equivalents		2,216,161		987,696

Cash and cash equivalents at beginning of year		2,411,988		1,424,292

Cash and cash equivalents at end of year	US$	4,628,149	US$	2,411,988

See accompanying notes to the financial statements.

JAMESTOWN INDEMNITY, LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)

1.

INCORPORATION AND PRINCIPAL ACTIVITY

Jamestown Indemnity, Ltd (the “Company”) was originally incorporated as Caduceus Ltd on April 29, 2005 under the Companies Law of the Cayman Islands. The Company changed its name and on September 6, 2005 and obtained an Unrestricted Class “B” Insurer’s License, subject to the provisions of the Cayman Islands Insurance Law.

The Company is a wholly owned subsidiary of Medical Doctors Association, Inc (the “Parent”), a national solution provider to hospitals and healthcare organizations, based in the United States of America. The Parent company provides locum tenens and contract staffing for all specialties with an emphasis on pediatrics, primary care, surgical specialties, psychiatry, anesthesiology, radiology, and emergency medicine. The Parent conducts business throughout the United States of America.

The Company provides medical professional liability reinsurance, which follows the fortunes of an underlying insurance policy of its Parent and its Parent’s controlled or associated entities for medical professional liability insurance. In most states of the USA the underlying policy has a deductible of the first US$500,000 of each occurrence, inclusive of defense costs, and it reinsures that risk with the Company. The Company’s reinsurance policy is a deductible buy-back reinsurance policy. The Company’s reinsurance policies cover the periods from April 1, 2006 to April 1, 2007 and for the period from April 1, 2007 to April 1, 2008.

2.

PRINCIPAL ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While management believes that the amounts included in the financial statements reflect the Company’s best estimates and assumptions, actual results could differ from these estimates. The principal accounting policies are as follows:

Insurance premiums written

Insurance premiums are recognized as income over the period covered by the insurance policy. The portion of insurance premiums that will be carried in the future are deferred and reported as unearned premium reserve.

Outstanding loss reserves

The Company provides medical professional liability insurance, the nature of which produces an inherent difficulty in quantifying the ultimate cost of settlement of losses which may result from claims on the Company.

The provision for outstanding loss reserves includes an amount for outstanding claims determined from reports and individual cases and an amount based upon estimates by the directors and management for losses incurred but not reported. Such liabilities are necessarily based on estimates and the ultimate cost may be in excess of, or less than, the amounts provided. The methods of making such estimates and for establishing the resulting provision are continually reviewed and any resulting adjustments are reflected in earnings at the time the adjustments are known.

The Company’s liability for losses is ultimately based on management’s expectations of future events, supported by an actuarial review. It is reasonably possible that the expectations associated with these amounts could change in the near term (i.e., within one year) and that the effect of such changes could be material to the financial statements.

JAMESTOWN INDEMNITY, LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)

2.

PRINCIPAL ACCOUNTING POLICIES (continued)

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased, to be cash equivalents.

3.

RESTRICTED CASH

Under the terms of the Company’s reinsurance policy it is required to guarantee the payment of claims to its insured parties via a letter of credit. At December 31, 2007 the value of this letter of credit amounted to US$5,000,000 (2006: US$5,000,000) which is secured against the cash held in a restricted account.

4.

OUTSTANDING LOSS RESERVES

	2007		2006
	US$		US$
Provision for losses incurred
Outstanding case reserves		558,970		77,528
Incurred but not reported reserve		6,382,395		5,008,165

		6,941,365		5,085,693

Activity for the outstanding loss provision is summarized as follows:

Balance at beginning of year		5,085,693		2,321,028

Incurred related to:
Current period		1,766,134		2,412,593
Prior period		657,027		450,848
		2,423,161		2,863,441
Paid related to:
Current period		(58,321)		––
Prior period		(509,168)		(98,776)

		(567,489)		(98,776)

	US$	6,941,365	US$	5,085,693

5.

SHARE CAPITAL

	2007		2006
	US$		US$
Authorized
50,000 shares of US$1.00 each	US$	50,000	US$	50,000

Issued and fully paid
250 shares of US$1.00 each	US$	250	US$	250

JAMESTOWN INDEMNITY, LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in United States dollars)

6.

SHARE PREMIUM

This balance represents the excess of the proceeds of issuing shares acquired over and above the par value of the shares.

7.

CONTRIBUTED SURPLUS

This balance represents additional funds paid into the Company by its Parent, in order to increase the Company’s capitalization, and therefore enable it to write a larger policy premium.

8.

FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

United States accounting standards require all entities to disclose the fair value of financial instruments, both assets and liabilities that are recognized and not recognized in the balance sheet for which it is practicable to estimate fair value.

Fair value estimates are made at a specific point in time, based on market conditions and information about the financial instruments. These estimates are subjective in nature and involve uncertainties and matters of significant judgement and therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, insurance balances receivable, accounts payable, accruals, losses payable and outstanding loss reserves. Management does not anticipate any material losses from any concentrations of credit risk and has mitigated its risk by choosing two major international banks located in the United States of America and the Cayman Islands.

9.

TAXATION

Presently no taxation is imposed on income or capital gains the Cayman Islands. Accordingly, no taxation has been recorded in the financial statements.

10.

RELATED PARTIES

The Company’s directors hold positions with the Company’s Parent in the roles of executive vice president, chief financial officer, and as a board member.

11.

CONCENTRATION OF RISK AND ECONOMIC DEPENDENCE

As described in Note 1, the premium written is in respect of related parties. The Company is considered to be economically dependent on its Parent.

12.

SUBSEQUENT EVENTS

On September 9, 2008, 100% of the share capital of the Company was transferred from MDA Holdings, Inc. (formerly known as Medical Doctor Associates, Inc.) to StoneCo H, Inc. StoneCo H, Inc. was subsequently renamed as MDA Holdings, Inc. MDA Holdings, Inc. (formerly known as StoneCo H, Inc.) is 100% owned by the new ultimate parent, Cross Country Healthcare, Inc.